UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2025

PORTLAND GENERAL ELECTRIC COMPANY
(Exact name of registrant as specified in its charter)

Oregon	001-5532-99	93-0256820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
121 SW Salmon Street, Portland, Oregon 97204
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (503) 464-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading Symbol)	(Name of exchange on which registered)
Common Stock, no par value	POR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01    Entry into a Material Agreement.

On March 25, 2025, Portland General Electric Company (“PGE” or the “Company”) entered into a Bond Purchase Agreement (the “Agreement”) with certain institutional buyers in the private placement market, related to the sale by the Company of $310 million aggregate principal amount of the Company's First Mortgage Bonds (the “Bonds”). The Bonds consist of:
•a series, due in 2035, in the amount of $60 million that will bear interest from its issuance date at an annual rate of 5.36%;
•a series, due in 2045, in the amount of $50 million that will bear interest from its issuance date at an annual rate of 5.72%; and
•a series, due in 2055, in the amount of $200 million that will bear interest from its issuance date at an annual rate of 5.84%.
Proceeds of the sale of the Bonds will be used to refinance existing debt, for general corporate purposes, and for capital expenditures.

The Bonds were issued and funded in full on March 25, 2025.

Pursuant to the Agreement, the Bonds were issued under PGE’s Indenture of Mortgage and Deed of Trust, dated July 1, 1945, by and between PGE and Computershare Trust Company, National Association (as successor to Wells Fargo Bank, National Association) in its capacity as trustee, as amended and supplemented to date and from time-to-time, including the Eighty-Third Supplemental Indenture, dated as of March 15, 2025. The Bonds are redeemable at the option of PGE at the designated redemption price as described in the Eighty-Third Supplemental Indenture.

The foregoing description of the Bonds does not purport to be complete and is qualified in its entirety by reference to the complete text of the Eighty-Third Supplemental Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet     Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.
4.1	Eighty-Third Supplemental Indenture, dated March 15, 2025 between the Portland General Electric Company and Computershare Trust Company, National Association, as trustee.
104	Cover page information from Portland General Electric Company’s Current Report on Form 8-K filed March 26, 2025 formatted in iXBRL (Inline Extensible Business Reporting Language).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PORTLAND GENERAL ELECTRIC COMPANY
(Registrant)

Date:	March 25, 2025	By:	/s/ Joseph R. Trpik
Joseph R. Trpik
Senior Vice President, Finance and Chief Financial Officer
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